                                                                   EXHIBIT 99.19

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

IN RE:  TAL WIRELESS NETWORKS, INC. | CASE NO: 97-58435 MM
                                    |         --------------
                                    |
                                    | CHAPTER 11
                                    | MONTHLY OPERATING REPORT
                                    | (GENERAL BUSINESS CASE)
                                    |
-------------------------------------

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED          April, 2000
              -------------------------

1. Debtor in possession hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                                END OF              END OF              AS OF
                                                                                CURRENT              PRIOR             PETITION
2.     ASSET/LIABILITY SUMMARY                                                   MONTH               MONTH              FILING
                                                                                 -----               -----              ------
         Current Assets (Market Value)                                              $119,905            $121,186           $245,867
                                                                            -----------------  ------------------  -----------------
         Total Assets (Market Value)                                              $3,119,905          $3,121,186         $5,665,985
                                                                            -----------------  ------------------  -----------------
         Current Liabilities                                                        $362,048            $347,974                 $0
                                                                            -----------------  ------------------  -----------------
         Total Liabilities                                                        $5,729,083          $5,715,009         $5,467,035
                                                                            -----------------  ------------------  -----------------

                                                                                                                       PETITION
                                                                                CURRENT              PRIOR             DATE TO
3.     STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                      MONTH               MONTH            MONTH END
                                                                                 -----               -----            ---------
         a.  Total Receipts                                                               $0                  $0           $285,557
                                                                            -----------------  ------------------  -----------------
         b.  Total Disbursements                                                      $1,281                $677           $182,133
                                                                            -----------------  ------------------  -----------------
         c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)              ($1,281)              ($677)          $103,424
                                                                            -----------------  ------------------  =================
         d.  Cash Balance Beginning of Month                                        $121,186            $121,863
                                                                            -----------------  ------------------
         e.  Cash Balance End of Month (c + d)                                      $119,905        $    121,186
                                                                            =================  ==================

4.     POST-PETITION LIABILITIES & RECEIVABLES                                RECEIVABLES                            LIABILITIES
                                                                              -----------                            -----------
         Balance at End of Previous Month                                                 $0                               $347,974
                                                                            -----------------                      -----------------
         Balance at End of Current Month                                                  $0                               $362,048
                                                                            -----------------                      -----------------

5.     PAST DUE POST-PETITION LIABILITIES
         Balance at End of Previous Month (over 30 days)                                  $0
                                                                            -----------------
         Balance at End of Current Month (over 30 days)                                   $0
                                                                            -----------------

                                                                                                     YES                 NO
                                                                                                     ---                 --
6.     Are all federal, state, and local taxes current? (if no, attach
       schedule of unpaid items)                                                              X
                                                                                              ------------------  -----------------
7.     Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name
       of payee)                                                                                                  X
                                                                                              ------------------  -----------------
8.     Have any payments been made to officers, insiders, shareholders, relatives?
       (if yes, attach listing including date of payment, amount and reason for
       payment, and name of payee)                                                            X
                                                                                              ------------------  -----------------
9.     Have any payments been made to professionals? (if yes, attach listing
       including date of payment, amount of payment and name of payee)                                            X
                                                                                              ------------------  -----------------
10.    If you answered yes to line 7, 8, or 9, were all such payments
       approved by the court?                                                                #N/A
                                                                                              ------------------  -----------------
11.    Is the estate insured for replacement cost of assets and for general
       liability?                                                                             N/A
                                                                                              ------------------  -----------------
12.    Are U.S. Trustee quarterly fees current?                                               X
                                                                                              ------------------  -----------------

       I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.

       Date: May 27, 2000         Richard J Redett
            -------------         ---------------------------------------------
                                              Responsible Individual

           Effective 1/1/95

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                   FOR THE MONTH ENDED            April, 2000
                                                  ---------------

                                   ($_______)


      ASSETS

                                                                               FROM SCHEDULES                       MARKET VALUE
                                                                               --------------                       ------------
         CURRENT ASSETS
 1       Cash and cash equivalents - unrestricted                                                                        $119,905
                                                                                                          ------------------------
 2       Cash and cash equivalents - restricted                                                                                $0
                                                                                                          ------------------------
 3       Accounts receivable (net)                                                   A                                         $0
                                                                                                          ------------------------
 4       Inventory                                                                   B                                         $0
                                                                                                          ------------------------
 5       Prepaid expenses                                                                                                      $0
                                                                                                          ------------------------
 6       Other:
                 ----------------------------------------------------                                     ------------------------
 7
         ------------------------------------------------------------                                     ------------------------
 8           TOTAL CURRENT ASSETS                                                                                        $119,905
                                                                                                          ------------------------


    PROPERTY AND EQUIPMENT (MARKET VALUE)
 9       Real property                                                               C                                         $0
                                                                                                          ------------------------
10       Machinery and equipment                                                     D                                         $0
                                                                                                          ------------------------
11       Furniture and fixtures                                                      D                                         $0
                                                                                                          ------------------------
12       Office equipment                                                            D                                         $0
                                                                                                          ------------------------
13       Leasehold improvements                                                      D                                         $0
                                                                                                          ------------------------
14       Vehicles                                                                    D                                         $0
                                                                                                          ------------------------
15       Other:                                                                      D
                 ----------------------------------------------------                                     ------------------------
16                                                                                   D
         ------------------------------------------------------------                                     ------------------------
17                                                                                   D
         ------------------------------------------------------------                                     ------------------------
18                                                                                   D
         ------------------------------------------------------------                                     ------------------------
19                                                                                   D
         ------------------------------------------------------------                                     ------------------------

20           TOTAL PROPERTY AND EQUIPMENT                                                                                      $0
                                                                                                          ------------------------

    OTHER ASSETS
21       Notes receivable-net of allowances                                                                            $3,000,000
         ------------------------------------------------------------                                     ------------------------
22       Investment-NST                                                                                                        $0
         ------------------------------------------------------------                                     ------------------------
23       Investment-subs                                                                                                       $0
         ------------------------------------------------------------                                     ------------------------
24       Accounts receivable-intercompany net of allowances                                                                    $0
         ------------------------------------------------------------                                     ------------------------

25           TOTAL OTHER ASSETS                                                                                        $3,000,000
                                                                                                          ------------------------

26           TOTAL ASSETS                                                                                              $3,119,905
                                                                                                          ========================


   NOTE:
        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                                          -------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        Effective 1/1/95

                              LIABILITIES AND EQUITY
                              (GENERAL BUSINESS CASE)

                                   ($_________)


  LIABILITIES                                                                    FROM SCHEDULES
     POST-PETITION                                                               --------------

       CURRENT LIABILITIES
27         Salaries and wages
                                                                                                        ------------------------
28         Payroll taxes
                                                                                                        ------------------------
29         Real and personal property taxes
                                                                                                        ------------------------
30         Income taxes
                                                                                                        ------------------------
31         Notes payable (short term)
                                                                                                        ------------------------
32         Accounts payable (trade)                                                      A
                                                                                                        ------------------------
33         Real property lease arrearage
                                                                                                        ------------------------
34         Personal property lease arrearage
                                                                                                        ------------------------
35         Accrued professional fees                                                                                   $337,048
                                                                                                        ------------------------
36         Current portion of long-term debt (due within 12 months)
                                                                                                        ------------------------
37         Other:
                              ------------------------------------------------                          ------------------------
38             Unearned Deposit for legal fees                                                                          $25,000
               ---------------------------------------------------------------                          ------------------------
39
               ---------------------------------------------------------------                          ------------------------

40         TOTAL CURRENT LIABILITIES                                                                                   $362,048
                                                                                                        ------------------------
41     LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                        ------------------------
42         TOTAL POST-PETITION LIABILITIES                                                                             $362,048
                                                                                                        ------------------------

  PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43         Secured claims                                                                E
                                                                                                        ------------------------
44         Priority unsecured claims                                                     E                             $101,776
                                                                                                        ------------------------
45         General unsecured claims                                                      E                           $5,265,259
                                                                                                        ------------------------
46         TOTAL PRE-PETITION LIABILITIES                                                                            $5,367,035
                                                                                                        ------------------------
47         TOTAL LIABILITIES                                                                                         $5,729,083
                                                                                                        ------------------------

  EQUITY (DEFICIT)

48             Preferred Stock                                                                                          $80,000
               ---------------------------------------------------------------                          ------------------------
49             Common Stock                                                                                             $28,846
               ---------------------------------------------------------------                          ------------------------
50             Additional Paid-In Capital                                                                           $18,461,441
               ---------------------------------------------------------------                          ------------------------
51             Accumulated Deficit                                                                                 ($21,144,722)
               ---------------------------------------------------------------                          ------------------------
52     Market value adjustment                                                                                         ($34,743)
                                                                                                        ------------------------
53         TOTAL EQUITY (DEFICIT)                                                                                   ($2,609,178)
                                                                                                        ------------------------


54         TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                    $3,119,905
                                                                                                         ========================

        Effective 1/1/95

                                   SCHEDULES
                            (GENERAL BUSINESS CASE)
                                  ($________)


                                   SCHEDULE A
                        ACCOUNTS RECEIVABLE (NET)/PAYABLE

                                                             ACCOUNTS         ACCOUNTS PAYABLE
Receivables and Payables Ageings                             RECEIVABLE         [POST PETITION]            POST PETITION DEBT
                                                         -----------------   --------------------     --------------------------
   0 -30 Days
                                                         -----------------   --------------------  ---
   31-60 Days                                                                                         /
                                                         -----------------   --------------------     /
   61-90 Days                                                                                         /                      $0
                                                         -----------------   --------------------     --------------------------
   91+ Days                                                                                           /
                                                         -----------------   --------------------  ---
   Total accounts receivable/payable                                   $0                     $0
                                                         -----------------   ====================
   Allowance for doubtful accounts
                                                         -----------------
   Accounts receivable (net)                                           $0
                                                         =================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                 COST OF GOODS SOLD
----------------------------------                 ------------------
                             INVENTORY(IES)        Inventory Beginning of Month
                               BALANCE AT                                                         ------------------------
                              END OF MONTH         Add -
                              ------------
Retail/Restaurants -                                       Net purchases
   Product for resale                                                                             ------------------------
                          --------------------             Direct labor
                                                                                                  ------------------------
                                                           Manufacturing overhead
                                                                                                  ------------------------
Distribution -                                             Freight in
   Product for resale                                                                             ------------------------
                          --------------------             Other:

                                                           ------------------------               ------------------------
Manufacturer -
                                                           ------------------------               ------------------------
   Raw materials
                           --------------------
   Work-in-progress                                Less -
                           --------------------            Inventory End of Month
   Finished goods                                                                                 ------------------------
                           --------------------            Shrinkage
                                                                                                  ------------------------
Other -                                                    Personal Use
                           --------------------                                                   ------------------------
   Explain
            ------------
                                                   Cost of Goods Sold                                                  $0
   ---------------------                                                                          ========================

        TOTAL                                $0
                            ====================

METHOD OF INVENTORY CONTROL                                            INVENTORY VALUATION METHODS
---------------------------                                            ---------------------------
Do you have a functioning perpetual                                    Indicate by a checkmark method of inventory
inventory system?                                                      valuation used.
                       Yes              No
                           ----            ---
How often do you take a complete physical                              Valuation methods -
inventory?
                                                                               FIFO cost
                                                                                                       --------------------
   Weekly                                                                      LIFO cost
                           ----                                                                        --------------------
   Monthly                                                                     Lower of cost or
                           ----                                                    market
   Quarterly
                           ----                                                                        --------------------
   Semi-annually                                                               Retail method
                           ----                                                                        --------------------
   Annually
                           ----
                                                                               Other -
                                                                                                       --------------------
Date of last physical inventory was           Unknown                              Explain
                                              ----------------------
                                                                                   -----------------------------------------------
Date of next physical inventory is            N/A
                                              ----------------------               -----------------------------------------------

Effective 1/1/95

                                   SCHEDULE C
                                  REAL PROPERTY

DESCRIPTION                                                                           COST                     MARKET VALUE
-----------                                                                           ----                     ------------
None
------------------------------------------------------------------------       --------------------       ------------------------

------------------------------------------------------------------------       --------------------       ------------------------

------------------------------------------------------------------------       --------------------       ------------------------

------------------------------------------------------------------------       --------------------       ------------------------
     TOTAL                                                                                      $0                             $0
                                                                               ====================       ========================

                                  SCHEDULE D
                           OTHER DEPRECIABLE ASSETS

DESCRIPTION                                                                           COST                     MARKET VALUE
-----------                                                                           ----                     ------------
MACHINERY & EQUIPMENT -

------------------------------------------------------------------------       --------------------       ------------------------

------------------------------------------------------------------------       --------------------       ------------------------

------------------------------------------------------------------------       --------------------       ------------------------

------------------------------------------------------------------------       --------------------       ------------------------
     TOTAL                                                                                      $0                             $0
                                                                               ====================       ========================

FURNITURE & FIXTURES -

------------------------------------------------------------------------       --------------------       ------------------------

------------------------------------------------------------------------       --------------------       ------------------------

------------------------------------------------------------------------       --------------------       ------------------------

------------------------------------------------------------------------       --------------------       ------------------------
     TOTAL                                                                                      $0                             $0
                                                                               ====================       ========================

OFFICE EQUIPMENT -

------------------------------------------------------------------------       --------------------       ------------------------

------------------------------------------------------------------------       --------------------       ------------------------

------------------------------------------------------------------------       --------------------       ------------------------
     TOTAL                                                                                      $0                             $0
                                                                               ====================       ========================

LEASEHOLD IMPROVEMENTS -

------------------------------------------------------------------------       --------------------       ------------------------

------------------------------------------------------------------------       --------------------       ------------------------

------------------------------------------------------------------------       --------------------       ------------------------

------------------------------------------------------------------------       --------------------       ------------------------
     TOTAL                                                                                      $0                             $0
                                                                               ====================       ========================

VEHICLES -

------------------------------------------------------------------------       --------------------       ------------------------

------------------------------------------------------------------------       --------------------       ------------------------

------------------------------------------------------------------------       --------------------       ------------------------

------------------------------------------------------------------------       --------------------       ------------------------
     TOTAL                                                                                      $0                             $0
                                                                               ====================       ========================

                                 SCHEDULE E
                          PRE-PETITION LIABILITIES

                                                                                     CLAIMED                      ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                           AMOUNT                     AMOUNT (b)
-------------------------------------------                                           ------                     ----------
Secured claims  (a)
                                                                               --------------------       ------------------------
Priority claims other than taxes
                                                                               --------------------       ------------------------
Priority tax claims                                                                       $101,776
                                                                               --------------------       ------------------------
General unsecured claims                                                                $5,265,259
                                                                               --------------------       ------------------------

(a)      List total amount of claims even if under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                    SCHEDULE F

        Effective 1/1/95

                               STATEMENT OF OPERATIONS
                               (GENERAL BUSINESS CASE)

                         FOR THE MONTH ENDED   April, 2000
                                             ----------------
                                    $__________

               CURRENT MONTH
-------------------------------------------                                                             CUMULATIVE      NEXT MONTH
     ACTUAL         FORECAST      VARIANCE                                                            (CASE TO DATE)     FORECAST
     ------         --------      --------                                                            --------------     --------
                                                     REVENUES
                                        $0         1       Gross Sales                                       $7,000
---------------   -----------   -----------                                                            -------------    ----------
                                        $0         2       less: Sales Returns & Allowances
---------------   -----------   -----------                                                            -------------    ----------
                                        $0         3       Net Sales                                         $7,000            $0
---------------   -----------   -----------                                                            -------------    ----------
                                        $0         4       less: Cost of Goods Sold  (Schedule 'B')         $68,271
---------------   -----------   -----------                                                            -------------    ----------
                                        $0         5       Gross Profit                                    ($61,271)           $0
---------------   -----------   -----------                                                            -------------    ----------
                                        $0         6       Interest                                             $92
---------------   -----------   -----------                                                            -------------    ----------
                                                   7       Other Income:

                                        $0         8       Miscellaneous                                     $4,340
---------------   -----------   -----------                ------------------------------------------  -------------    ----------
                                        $0         9       Insurance Settlement                            $130,000
---------------   -----------   -----------                ------------------------------------------  -------------    ----------
            $0            $0            $0        10            TOTAL REVENUES                              $73,161            $0
---------------   -----------   -----------                                                            -------------    ----------


                                                     EXPENSES

                                        $0        11       Compensation to Owner(s)/Officer(s)
---------------   -----------   -----------                                                            -------------    ----------
                                        $0        12       Salaries/Commissions
---------------   -----------   -----------                                                            -------------    ----------
                                        $0        13       Management Fees
---------------   -----------   -----------                                                            -------------    ----------
                                        $0        14       Depreciation
---------------   -----------   -----------                                                            -------------    ----------
                                        $0        15       Taxes:
---------------   -----------   -----------                                                            -------------    ----------
                                        $0        16            Employer Payroll Taxes
---------------   -----------   -----------                                                            -------------    ----------
                                        $0        17            Real Property Taxes
---------------   -----------   -----------                                                            -------------    ----------
          $231                       ($231)       18            Other Taxes                                  $2,534
---------------   -----------   -----------                                                            -------------    ----------
                                        $0        19       Other Selling
---------------   -----------   -----------                                                            -------------    ----------
          $461                       ($461)       20       Other Administrative                              $3,048
---------------   -----------   -----------                                                            -------------    ----------
                                        $0        21       Write-off Investment Subs                       $112,618
---------------   -----------   -----------                                                            -------------    ----------
                                                  22       Other Expenses:

                                        $0        23       Storage Rental                                    $6,045
---------------   -----------   -----------                ------------------------------------------  -------------    ----------
                                        $0        24       Accounting                                        $1,510
---------------   -----------   -----------                ------------------------------------------  -------------    ----------
                                        $0        25       Press Release                                       $725
---------------   -----------   -----------                ------------------------------------------  -------------    ----------
                                        $0        26       Telecommunications                                $5,015
---------------   -----------   -----------                ------------------------------------------  -------------    ----------
          $339                       ($339)       27       SEC Reporting                                    $12,042
---------------   -----------   -----------                ------------------------------------------  -------------    ----------
                                        $0        28       Litigation Costs                                  $1,193
---------------   -----------   -----------                ------------------------------------------  -------------    ----------
                                        $0        29       Write-off of Accounts Receivable                 $55,156
---------------   -----------   -----------                ------------------------------------------  -------------    ----------
                                        $0        30       Writedown of Notes Receivable                 $2,000,000
---------------   -----------   -----------                ------------------------------------------  -------------    ----------
        $1,031            $0       ($1,031)       31            TOTAL EXPENSES                           $2,199,886            $0
---------------   -----------   -----------                                                            -------------    ----------
       ($1,031)           $0       ($1,031)       32 SUBTOTAL                                           ($2,126,725)           $0
---------------   -----------   -----------                                                            -------------    ----------

                                                     REORGANIZATION ITEMS

       $14,072                    ($14,072)       33       Professional Fees                               $454,372
---------------   -----------   -----------                                                            -------------    ----------
                                        $0        34       Provisions for Rejected Executory
                                                           Contracts
---------------   -----------   -----------                                                            -------------    ----------
                                                           Interest Earned on Accumulated Cash
                                        $0        35            Resulting from Chp 11 Case
---------------   -----------   -----------                                                            -------------    ----------
                                        $0        36       Gain or (Loss) from Sale of Equipment             $4,592
---------------   -----------   -----------                                                            -------------    ----------
          $250                       ($250)       37       US Trustee Fees                                   $3,500
---------------   -----------   -----------                ------------------------------------------  -------------    ----------
                                        $0        38       Loss from Sale of Investments                   $220,000
---------------   -----------   -----------                ------------------------------------------  -------------    ----------
       $14,322            $0      ($14,322)       39            TOTAL REORGANIZATION ITEMS                 $673,280            $0
---------------   -----------   -----------                                                            -------------    ----------
      ($15,353)           $0      ($15,353)       40 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES     ($2,800,005)           $0
---------------   -----------   -----------                                                            -------------    ----------
                                        $0        41       Federal & State Income Taxes
---------------   -----------   -----------                                                            -------------    ----------
      ($15,353)           $0      ($15,353)       42 NET PROFIT (LOSS)                                  ($2,800,005)           $0
===============   ===========   ===========                                                            =============    ==========

EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

Effective 1/1/95

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                           (GENERAL BUSINESS CASE)

                      FOR THE MONTH ENDED     April, 2000
                                         ---------------------



CASH BALANCE BEGINNING OF MONTH                                                             $121,186
                                                                               ----------------------

CASH RECEIPTS  (1)                                                                                $0
                                                                               ----------------------

CASH DISBURSEMENTS  (1)                                                                       $1,281
                                                                               ----------------------

EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                           ($1,281)
                                                                               ----------------------

CASH BALANCE END OF MONTH                                                                   $119,905
                                                                               ======================




RECAPITULATION OF FUNDS HELD AT END OF MONTH
--------------------------------------------

                                                       ACCOUNT 1                ACCOUNT 2                 ACCOUNT 3
                                                       ---------                ---------                 ---------
BANK                                              Wells Fargo              Mallesons Stephen        Murray & Murray
                                                  ---------------------    ---------------------    ----------------------
ACCOUNT TYPE                                      Checking                 Trust Account            Trust Account
                                                  ---------------------    ---------------------    ----------------------
ACCOUNT NO.                                       0114-458243
                                                  ---------------------    ---------------------    ----------------------
ACCOUNT PURPOSE                                   General                  Litigation Trust         Deposit Trust
                                                  ---------------------    ---------------------    ----------------------

BALANCE, END OF MONTH                                          $68,732                  $26,173                   $25,000
                                                  ---------------------    ---------------------    ----------------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                          $119,905
                                                  =====================

(1) Excluding bank transfers between your accounts.

        Effective 1/1/95